                                 SCHEDULE 14A

                                (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          LANCIT MEDIA ENTERTAINMENT, LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/X/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

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

                  [LETTERHEAD OF LANCIT MEDIA ENTERTAINMENT, LTD.]

June 1998


Dear Lancit Media Entertainment, Ltd. Shareholder:

                           YOUR VOTE IS URGENTLY NEEDED!!

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT IF YOU WISH TO RECEIVE VALUE FOR YOUR SHARES.

     - The vote of two-thirds of the outstanding shares of Lancit common stock is required to approve the merger of a subsidiary of RCN Corporation with and into Lancit.

     -  We have not yet received the necessary votes to approve the Merger.

     -  A DECISION NOT TO VOTE IS THE EQUIVALENT OF A VOTE AGAINST THE
        MERGER.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE MERGER. THE INSTITUTIONAL SHAREHOLDER SERVICES HAS RECOMMENDED A VOTE IN FAVOR OF THE MERGER. LANCIT DOES NOT HAVE ANY OTHER ALTERNATIVES TO THE MERGER.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE
PROVIDED.

TIME IS OF THE ESSENCE. The Special Meeting of Shareholders to consider and vote on the Merger is currently scheduled to be held on June 11, 1998 at 3:30 p.m., 601 West 50th Street, New York, New York. Thank you for your cooperation and support.

On behalf of the Board of Directors,

MARC L. BAILIN
Secretary



                      IF YOU HAVE ALREADY MAILED YOUR PROXY,
                PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST


         QUESTIONS?  Call our proxy solicitor, Beacon Hill Partners, at
                 1-800-253-3814 between 9 A.M. and 6 P.M. EST

   Additional copies of the Proxy Statement--Prospectus dated May 8, 1998 are also available on request.

                  [LETTERHEAD OF LANCIT MEDIA ENTERTAINMENT, LTD.]

June 1998


Dear Lancit Media Entertainment, Ltd. Shareholder:

                           YOUR VOTE IS URGENTLY NEEDED!!

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT IF YOU WISH TO RECEIVE VALUE FOR YOUR SHARES.

     - The vote of two-thirds of the outstanding shares of Lancit common stock is required to approve the merger of a subsidiary of RCN Corporation with and into Lancit.

     -  We have not yet received the necessary votes to approve the Merger.

     -  A DECISION NOT TO VOTE IS THE EQUIVALENT OF A VOTE AGAINST THE
        MERGER.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE MERGER. THE INSTITUTIONAL SHAREHOLDER SERVICES HAS RECOMMENDED A VOTE IN FAVOR OF THE MERGER. LANCIT DOES NOT HAVE ANY OTHER ALTERNATIVES TO THE MERGER.

CONVENIENT TELEPHONE VOTING: You can now enter your voting instructions by using the toll free number that appears on the upper left side of your voting form. You will need to enter the control number that appears directly below the toll free number. Telephone voting is fast, convenient and your vote is immediately confirmed, all at no cost to you. BECAUSE TIME IS OF THE ESSENCE, WE URGE YOU TO UTILIZE THIS TELEPHONE VOTING SYSTEM SO THAT YOUR VOTE WILL BE COUNTED IN TIME.

If you prefer to vote in writing, please sign, date and return the enclosed voting form in the envelope provided.

TIME IS OF THE ESSENCE. The Special Meeting of Shareholders to consider and vote on the Merger is currently scheduled to be held on June 11, 1998 at 3:30 p.m., 601 West 50th Street, New York, New York. Thank you for your cooperation and support.

On behalf of the Board of Directors,

MARC L. BAILIN
Secretary


                      IF YOU HAVE ALREADY MAILED YOUR PROXY,
                PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST


          QUESTIONS?  Call our proxy solicitor, Beacon Hill Partners, at
                  1-800-253-3814 between 9 A.M. and 6 P.M. EST

      Additional copies of the Proxy Statement--Prospectus dated May 8, 1998 are also available on request.